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                                                                  EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the reference to us under the heading "Experts" in the Prospectus dated February 10, 1998 which is part of Thomas & Betts Corporation's Registration Statement No. 33-44153 on Form S-3.


                                      DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 10, 1998